UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 12, 2019

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 12, 2019, Invacare Corporation (the “Company”) mailed a letter from the Chairman, President and Chief Executive Officer to the Company’s shareholders, as part of the Company’s 2018 annual report to shareholders. A copy of the letter to shareholders is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The letter to shareholders contains forward-looking statements within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that describe future outcomes or expectations that are usually identified by words such as “will,” “should,” “could,” “plan,” “intend,” “expect,” “continue,” “forecast,” “believe,” and “anticipate” and include, for example, any statement made regarding the Company's future results. Actual results may differ materially as a result of various risks and uncertainties, including the adverse impacts of new tariffs or increases in commodity prices or freight costs; adverse changes in government and third-party payor reimbursement levels and practices in the U.S.; regulatory proceedings or the Company's failure to comply with regulatory requirements or receive regulatory clearance or approval for the Company's products or operations; adverse effects of regulatory or governmental inspections of Company facilities at any time and governmental investigations or enforcement actions, including the investigation of pricing practices of one of the Company’s former rentals businesses; lack of market acceptance of the Company's new product innovations; circumstances or developments that may make the Company unable to implement or realize the anticipated benefits, or that may increase the costs, of its current and planned business initiatives, in particular the key elements of its enhanced transformation and growth plan; possible adverse effects on the Company’s liquidity, including the Company's ability to address future debt maturities, that may result from delays in the implementation of, any failure to realize benefits from, its current and planned business initiatives, including its enhanced transformation and growth plan; any failure to achieve anticipated improvements in segment operating loss or convert high inventory levels to cash; exchange rate fluctuations; and those other risks and uncertainties expressed in the cautionary statements and risk factors in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company may not be able to predict and may have little or no control over many factors or events that may influence its future results and, except as required by law, shall have no obligation to update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description

99.1	Letter from the Chairman, President and Chief Executive Officer to the shareholders of Invacare Corporation, mailed on April 12, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: April 12, 2019	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Letter from the Chairman, President and Chief Executive Officer to the shareholders of Invacare Corporation, mailed on April 12, 2019.